Email text for use with Financial advisors and firms

“Oppenheimer International Bond Fund’s shareholder meeting is adjourned until June 6th, 2012 so the Fund may seek additional votes for Proposal 2o, which if approved by shareholders will make the Fund’s Fundamental Investment Objective, Non-Fundamental.  Additional ballots are being mailed and light phone solicitation continues.  Please encourage shareholders to respond to this proxy, their votes remain very important to the Fund and ongoing efforts to obtain shareholder votes are costly to the fund.”

OPPENHEIMER INTERNATIONAL BOND FUND
6803 South Tucson Way, Centennial, Colorado 80112

April 18, 2012
Dear Shareholder:

As you know by now, OppenheimerFunds has been conducting a proxy campaign to modernize certain of the funds’ investment restrictions and policies, reorganize the state of incorporation, and to fill four seats on the Board for the betterment of the Funds and thus each Fund’s shareholders.

As of the meeting held on April 18, 2012 we are extremely pleased to report that the campaign has been a great success and every proposal for every fund has received an overwhelmingly favorable response from hundreds of thousands of shareholders.

At this point the proxy campaign has narrowed to one Fund and a single proposal, Oppenheimer International Bond Fund’s proposal 2o. This proposal seeks to convert the Fund’s Investment Objective from fundamental to non-fundamental.  The Investment Company Act, the regulatory body for mutual funds, no longer requires a fund’s investment objective to be fundamental.   By converting the fund’s investment objective to non-fundamental, the Fund will have the flexibility to adjust to changes in the market place without the significant time and expense of the proxy process.   At this time the Fund does not anticipate any changes to the investment objective.   If a change is proposed, the board would need to approve the changes, and shareholders would receive notification prior to its implementation.

Therefore Oppenheimer International Bond will be holding its meeting on June 6, 2012 in order to continue to solicit the votes required to approve this proposal.  To date, the Fund has received an overwhelmingly favorable response from individual shareholders but requires additional participation to approve the proposal.  Please help complete this campaign by voting your shares through any of the convenient methods below.

Thank you for your participation and your investment with OppenheimerFunds.

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Voting is easy and will only take a few moments of your time:

1.	Vote by Phone. Simply dial toll-free 1 (800) 331-5963. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. eastern time.

2.	Vote via the Internet. Simply visit the website indicated on the enclosed proxy card and follow the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

OPPENHEIMER INTERNATIONAL BOND FUND
6803 South Tucson Way, Centennial, Colorado 80112

April 18, 2012
Dear Shareholder:

As you know by now, OppenheimerFunds has been conducting a proxy campaign to modernize certain of the funds’ investment restrictions and policies, reorganize the state of incorporation, and to fill four seats on the Board for the betterment of the Funds and thus each Fund’s shareholders.

As of the meeting held on April 18, 2012 we are extremely pleased to report that the campaign has been a great success and every proposal for every fund has received an overwhelmingly favorable response from hundreds of thousands of shareholders.

At this point the proxy campaign has narrowed to one Fund and a single proposal, Oppenheimer International Bond Fund’s proposal 2o. This proposal seeks to convert the Fund’s Investment Objective from fundamental to non-fundamental.  The Investment Company Act, the regulatory body for mutual funds, no longer requires a fund’s investment objective to be fundamental.   By converting the fund’s investment objective to non-fundamental, the Fund will have the flexibility to adjust to changes in the market place without the significant time and expense of the proxy process.   At this time the Fund does not anticipate any changes to the investment objective.   If a change is proposed, the board would need to approve the changes, and shareholders would receive notification prior to its implementation.

Therefore Oppenheimer International Bond will be holding its meeting on June 6, 2012 in order to continue to solicit the votes required to approve this proposal.  To date, the Fund has received an overwhelmingly favorable response from individual shareholders but requires additional participation to approve the proposal.  Please help complete this campaign by voting your shares through any of the convenient methods below.

Thank you for your participation and your investment with OppenheimerFunds.

-------------------------------------------------------------------------------------------------------------------------------

Voting is easy and will only take a few moments of your time:

1.	Vote by Phone. Simply dial the toll-free number located on the enclosed proxy card. Please have the proxy card available at the time of the call.

2.	Vote via the Internet. Simply visit the website indicated on the enclosed proxy card and follow the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

OPPENHEIMER INTERNATIONAL BOND FUND
6803 South Tucson Way, Centennial, Colorado 80112

April 18, 2012
Dear Shareholder:

As you know by now, OppenheimerFunds has been conducting a proxy campaign to modernize certain of the funds’ investment restrictions and policies, reorganize the state of incorporation, and to fill four seats on the Board for the betterment of the Funds and thus each Fund’s shareholders.

As of the meeting held on April 18, 2012 we are extremely pleased to report that the campaign has been a great success and every proposal for every fund has received an overwhelmingly favorable response from hundreds of thousands of shareholders.

At this point the proxy campaign has narrowed to one Fund and a single proposal, Oppenheimer International Bond Fund’s proposal 2o. This proposal seeks to convert the Fund’s Investment Objective from fundamental to non-fundamental.  The Investment Company Act, the regulatory body for mutual funds, no longer requires a fund’s investment objective to be fundamental.   By converting the fund’s investment objective to non-fundamental, the Fund will have the flexibility to adjust to changes in the market place without the significant time and expense of the proxy process.   At this time the Fund does not anticipate any changes to the investment objective.   If a change is proposed, the board would need to approve the changes, and shareholders would receive notification prior to its implementation.

Therefore Oppenheimer International Bond will be holding its meeting on June 6, 2012 in order to continue to solicit the votes required to approve this proposal.  To date, the Fund has received an overwhelmingly favorable response from individual shareholders but requires additional participation to approve the proposal.  Please help complete this campaign by voting your shares through any of the convenient methods below.

Thank you for your participation and your investment with OppenheimerFunds.

--------------------------------------------------------------------------------------------------------------------------------------

Voting is easy and will only take a few moments of your time:

1.	Vote by Phone. Simply dial toll-free 1 (800) 331-5963. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. eastern time.

2.	Vote via the Internet. You may cast your vote using the Internet by logging onto www.proxyonline.us and enter your control number found on the enclosed proxy card.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.